UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 2, 2016

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number
001-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

On March 2-3, 2016, Mr. John W. Ketchum, NextEra Energy, Inc.'s senior vice president, finance, plans to discuss at various investor meetings, among other topics, reaffirmation of NEP's previously disclosed expected run rate for adjusted EBITDA (projected operating revenue plus the earnings impact from the amortization of convertible investment tax credits plus the reimbursement for lost revenue received pursuant to a contract with NextEra Energy Resources, LLC less fuel expense, project operating expenses, a portion of corporate general and administrative expenses, plus other income and less other deductions including incentive distribution rights fees) of approximately $540 million to $580 million and cash available for distribution (CAFD) expectations of approximately $190 million to $220 million as of December 31, 2015 (calendar year 2016 expectations for the forecasted portfolio as of December 31, 2015), respectively, and approximately $640 million to $760 million and $210 million to $290 million as of December 31, 2016 (calendar year 2017 expectations for forecasted portfolio as of December 31, 2016), respectively. These results are expected to support a distribution level at an annualized rate of $1.38 to $1.41 per unit by the end of 2016. After 2016, NEP expects per unit distributions to grow 12 to 15 percent per year through 2020.

Adjusted EBITDA, CAFD and limited partner distribution expectations assume, among other things, normal weather and operating conditions, public policy support for wind and solar development and construction, market demand and transmission expansion support for wind and solar development, market demand for pipeline capacity and access to capital at reasonable cost and terms. Please see the accompanying cautionary statements for a list of the risk factors that may affect future results. Adjusted EBITDA and CAFD do not represent substitutes for net income, as prepared in accordance with generally accepted accounting principles.

Investors and other interested parties can access a copy of the meeting materials at www.NextEraEnergyPartners.com.

Cautionary Statements and Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy Partners, LP (together with its subsidiaries, NEP) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NEP’s control. Forward-looking statements in this Form 8-K include, among others, statements concerning cash available for distributions expectations and future operating performance. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NEP and its business and financial condition are subject to risks and uncertainties that could cause NEP’s actual results to differ materially from those expressed or implied in the forward-looking statements, or may require it to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, the following: NEP has a limited operating history and its projects include renewable energy projects with a limited operating history. Such projects may not perform as expected; NEP's ability to make cash distributions to its unitholders is affected by wind and solar conditions at its renewable energy projects; NEP's business, financial condition, results of operations and prospects can be materially adversely affected by weather conditions, including, without limitation, the impact of severe weather; As a result of the acquisition of NET Holdings Management, LLC (the Texas pipeline business), NEP's operations and business have substantially changed. NEP's expansion into the natural gas pipeline industry may not be successful; NEP may fail to realize expected profitability or growth, and may incur unanticipated liabilities, as a result of the Texas pipelines acquisition; NEP is pursuing the expansion of natural gas pipelines in its portfolio that will require up-front capital expenditures and expose NEP to project development risks; NEP's ability to maximize the productivity of the Texas pipeline business and to complete potential pipeline expansion projects is dependent on the continued availability of natural gas production in the Texas pipelines’ areas of operation; Operation and maintenance of renewable energy projects involve significant risks that could result in unplanned power outages, reduced output, personal injury or loss of life; The wind turbines at some of NEP's projects and some of NextEra Energy Resources, LLC's (NEER) right of first offer (ROFO) projects are not generating the amount of energy estimated by their manufacturers’ original power curves, and the manufacturers may not be able to restore energy capacity at the affected turbines; NEP depends on the Texas pipelines and certain of the renewable energy projects in its portfolio for a substantial portion of its anticipated cash flows; Terrorist or similar attacks could impact NEP's projects or surrounding areas and adversely affect its business; NEP's energy production and pipeline transportation capability may be substantially below its expectations if severe weather or a natural disaster or meteorological conditions damage its turbines, solar panels, pipelines or other equipment or facilities; The ability of NEP to obtain insurance and the terms of any available insurance coverage could be materially adversely affected by international, national, state or local events and company-specific events, as well as the financial condition of insurers. NEP's insurance coverage does not insure against all potential risks and it may become subject to higher insurance premiums; Warranties provided by the suppliers of equipment for NEP's projects may be limited by the ability of a supplier to satisfy its warranty obligations, or by the terms of the warranty, so the warranties may be insufficient to compensate NEP for its losses; Supplier concentration at certain of NEP's projects may expose it to significant credit or performance risks; NEP relies on interconnection and transmission facilities of third parties to deliver energy from its renewable energy projects and, if these facilities become unavailable, NEP's wind and solar projects may not be able to operate or deliver energy; NEP's business is subject to liabilities and operating restrictions arising from environmental, health and safety laws and regulations; NEP's renewable energy projects may be adversely affected by legislative changes or a failure to comply with applicable energy regulations; A change in the jurisdictional characterization of some of the Texas pipeline entities' assets, or a change in law or regulatory policy, could result in increased regulation of these assets, which could have material adverse effect on NEP's business, financial condition, results of operations and ability to make cash distributions to its unitholders; NEP may incur significant costs and liabilities as a result of pipeline integrity management program testing and any necessary pipeline repair or preventative or remedial measures; The Texas pipelines’ operations could incur significant costs if the Pipeline and Hazardous Materials Safety Administration or the Railroad Commission of Texas adopts more stringent regulations; Petroleos Mexicanos (Pemex) may claim certain immunities under the Foreign Sovereign Immunities Act and Mexican law, and the Texas pipeline entities' ability to sue or recover from Pemex for breach of contract may be limited; Portions of NEP’s pipeline systems have been in service for several decades. There could be unknown events or conditions or increased maintenance or repair expenses and downtime associated with NEP's pipelines that could have a material adverse effect on NEP's business, financial condition, results of operations, liquidity and ability to make distributions; Natural gas operations are subject to numerous environmental laws and regulations, compliance with which may require significant capital expenditures, increase NEP's cost of operations and affect or limit its business plans, or expose NEP to liabilities; Natural gas gathering and transmission activities involve numerous risks that may result in accidents or otherwise affect the Texas pipelines’ operations; NEP's partnership agreement restricts the voting rights of unitholders owning 20% or more of its common units, and under certain circumstances this could be reduced to 10%; NEP does not own all of the land on which the projects in its portfolio are located and its use and enjoyment of the property may be adversely affected to the extent that there are any lienholders or leaseholders that have rights that are superior to NEP's rights or the U.S. Bureau of Land Management suspends its federal rights-of-way grants; NEP is subject to risks associated with litigation or administrative proceedings that could materially impact its operations, including, without limitation, proceedings related to projects it acquires in the future; NEP's wind projects located in Canada are subject to Canadian domestic content requirements under their FIT contracts; NEP's cross-border operations require NEP to comply with anti-corruption laws and regulations of the U.S. government and non-U.S. jurisdictions; NEP is subject to risks associated with its ownership or acquisition of projects that remain under construction, which could result in its inability to complete construction projects on time or at all, and make projects too expensive to complete or cause the return on an investment to be less than expected; NEP relies on a limited number of customers and NEP is exposed to the risk that they are unwilling or unable to fulfill their contractual obligations to NEP or that they otherwise terminate their agreements with NEP; NEP may not be able to extend, renew or replace expiring or terminated power purchase agreements (PPAs) at favorable rates or on a long-term basis; NEP may be unable to secure renewals of long-term natural gas transportation agreements, which could expose its revenues to increased volatility; If the energy production by or availability of NEP's U.S. renewable energy projects is less than expected, they may not be able to satisfy minimum production or availability obligations under NEP's U.S. project entities’ PPAs; If third-party pipelines and other facilities interconnected to the Texas pipelines become partially or fully unavailable to transport natural gas, NEP's revenues and cash available for distribution to unitholders could be adversely affected; NEP's growth strategy depends on locating and acquiring interests in additional projects consistent with its business strategy at favorable prices, NextEra Energy Operating Partners, LP’s partnership agreement requires that it distribute its available cash, which could limit NEP’s ability to grow and make acquisitions; NEP's ability to consummate future acquisitions will depend on NEP's ability to finance those acquisitions; Lower prices for other fuel sources may reduce the demand for wind and solar energy; Reductions in demand for natural gas in the United States or Mexico and low market prices of natural gas could materially adversely affect the Texas pipelines’ operations and cash flows; Government regulations providing incentives and subsidies for clean energy could change at any time and such changes may negatively impact NEP's growth strategy; NEP's growth strategy depends on the acquisition of projects developed by NEE and third parties, which face risks related to project siting, financing, construction, permitting, the environment, governmental approvals and the negotiation of project development agreements; Acquisitions of existing clean energy projects involve numerous risks; Renewable energy procurement is subject to U.S. state and Canadian provincial regulations, with relatively irregular, infrequent and often competitive procurement windows; NEP may continue to acquire other sources of clean energy, including, without limitation, natural gas and nuclear projects, and may expand to include other types of assets including, without limitation, transmission projects, and any further acquisition of non-renewable energy projects, including, without limitation, transmission projects, may present unforeseen challenges and result in a competitive disadvantage relative to NEP's more-established competitors. A failure to successfully integrate such acquisitions with NEP's then-existing projects as a result of unforeseen operational difficulties or otherwise, could have a material adverse effect on NEP's business, financial condition, results of operations and ability to grow its business and make cash distributions to its unitholders; NEP faces substantial competition primarily from regulated utilities, developers, IPPs, pension funds and private equity funds for opportunities in North America; The natural gas pipeline industry is highly competitive, and increased competitive pressure could adversely affect NEP's business; Risks Related to NEP's Financial Activities; NEP may not be able to access sources of capital on commercially reasonable terms, which would have a material adverse effect on its ability to consummate future acquisitions; Restrictions in NEP OpCo's subsidiaries' revolving credit facility and term loan agreements could adversely affect NEP's business, financial condition, results of operations and ability to make cash distributions to its unitholders; NEP's cash distributions to its unitholders may be reduced as a result of restrictions on NEP's subsidiaries’ cash distributions to NEP under the terms of their indebtedness; NEP's subsidiaries’ substantial amount of indebtedness may adversely affect NEP's ability to operate its business and its failure to comply with the terms of its subsidiaries' indebtedness could have a material adverse effect on NEP's financial condition; Currency exchange rate fluctuations may affect NEP's operations; NEP is exposed to risks inherent in its use of interest rate swaps; NEE exercises substantial influence over NEP and NEP is highly dependent on NEE and its affiliates; NEER may lose key employees assigned to manage the Texas pipelines; NEP is highly dependent on credit support from NEE and its affiliates. NEP's subsidiaries may default under contracts or become subject to cash sweeps if credit support is terminated, if NEE or its affiliates fail to honor their obligations under credit support arrangements, or if NEE or another credit support provider ceases to satisfy creditworthiness requirements, and NEP will be required in certain circumstances to reimburse NEE for draws that are made on credit support; NEER or one of its affiliates is permitted to borrow funds received by

NEP's subsidiaries, including, without limitation, NEP OpCo, as partial consideration for its obligation to provide credit support to NEP, and NEER will use these funds for its own account without paying additional consideration to NEP and is obligated to return these funds only as needed to cover project costs and distributions or as demanded by NEP OpCo. NEP's financial condition and ability to make distributions to its unitholders, as well as its ability to grow distributions in the future, is highly dependent on NEER’s performance of its obligations to return all or a portion of these funds; NEP may not be able to consummate future acquisitions from NEER or from third parties; NEP GP and its affiliates, including, without limitation, NEE, have conflicts of interest with NEP and limited duties to NEP and its unitholders, and they may favor their own interests to the detriment of NEP and holders of NEP common units; Common units are subject to NEP GP’s limited call right; NEE and other affiliates of NEP GP are not restricted in their ability to compete with NEP; NEP may be unable to terminate the MSA; If NEE Management terminates the MSA, NEER terminates the management sub-contract or either of them defaults in the performance of its obligations thereunder, NEP may be unable to contract with a substitute service provider on similar terms, or at all; NEP's arrangements with NEE limit NEE’s liability, and NEP has agreed to indemnify NEE against claims that it may face in connection with such arrangements, which may lead NEE to assume greater risks when making decisions relating to NEP than it otherwise would if acting solely for its own account; The credit and business risk profiles of NEP GP and its owner, NEE, could adversely affect any NEP credit ratings and risk profile, which could increase NEP's borrowing costs or hinder NEP's ability to raise capital; NEP's ability to make distributions to its unitholders depends on the ability of NEP OpCo to make cash distributions to its limited partners; If NEP incurs material tax liabilities, NEP's distributions to its unitholders may be reduced, without any corresponding reduction in the amount of the IDR fee; Holders of NEP's common units have limited voting rights and are not entitled to elect NEP's general partner or NEP GP’s directors; NEP's partnership agreement restricts the remedies available to holders of NEP's common units for actions taken by NEP GP that might otherwise constitute breaches of fiduciary duties; NEP's partnership agreement replaces NEP GP's fiduciary duties to holders of its common units with contractual standards governing its duties; Even if holders of NEP's common units are dissatisfied, they cannot initially remove NEP GP without NEE’s consent; NEE’s interest in NEP GP's and the control of NEP GP may be transferred to a third party without unitholder consent; The IDR fee may be transferred to a third party without unitholder consent; NEP may issue additional units without unitholder approval, which would dilute unitholder interests; Reimbursements and fees owed to NEP GP and its affiliates for services provided to NEP or on NEP's behalf will reduce cash distributions to or from NEP OpCo and from NEP to NEP's unitholders, and the amount and timing of such reimbursements and fees will be determined by NEP GP and there are no limits on the amount that NEP OpCo may be required to pay; Discretion in establishing cash reserves by NEE Operating GP may reduce the amount of cash distributions to unitholders; While NEP's partnership agreement requires NEP to distribute its available cash, NEP's partnership agreement, including, without limitation, provisions requiring NEP to make cash distributions, may be amended; NEP OpCo can borrow money to pay distributions, which would reduce the amount of credit available to operate NEP's business; Increases in interest rates could adversely impact the price of NEP's common units, NEP's ability to issue equity or incur debt for acquisitions or other purposes and NEP's ability to make cash distributions to its unitholders; The price of NEP's common units may fluctuate significantly and unitholders could lose all or part of their investment and a market that will provide unitholders with adequate liquidity may not develop; The liability of holders of NEP's common units, which represent limited partnership interests in NEP, may not be limited if a court finds that unitholder action constitutes control of NEP's business; Unitholders may have liability to repay distributions that were wrongfully distributed to them; Except in limited circumstances, NEP GP has the power and authority to conduct NEP's business without unitholder approval; Contracts between NEP, on the one hand, and NEP GP and its affiliates, on the other hand, will not be the result of arm’s-length negotiations; Unitholders have no right to enforce the obligations of NEP GP and its affiliates under agreements with NEP; NEP GP decides whether to retain separate counsel, accountants or others to perform services for NEP; The NYSE does not require a publicly traded limited partnership like NEP to comply with certain of its corporate governance requirements; NEP's future tax liability may be greater than expected if NEP does not generate NOLs sufficient to offset taxable income or if tax authorities challenge certain of NEP's tax positions; NEP's ability to use NOLs to offset future income may be limited; NEP will not have complete control over NEP's tax decisions; A valuation allowance may be required for NEP's deferred tax assets; Distributions to unitholders may be taxable as dividends; Unitholders who are not resident in Canada may be subject to Canadian tax on gains from the sale of common units if NEP’s common units derive more than 50% of their value from Canadian real property at any time. NEP discusses these and other risks and uncertainties in its annual report on Form 10-K for the year ended December 31, 2015 and other SEC filings, and this Form 8-K should be read in conjunction with such SEC filings made through the date of this Form 8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NEP undertakes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 2, 2016

NEXTERA ENERGY PARTNERS, LP
(Registrant)

By:	NextEra Energy Partners GP, Inc., its general partner

CHRIS N. FROGGATT
Chris N. Froggatt Controller and Chief Accounting Officer

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